Exhibit 10.1

FORM OF

ev3 INC. 2005 INCENTIVE STOCK PLAN

STOCK GRANT CERTIFICATE

This Stock Grant Certificate evidences a Stock Grant made pursuant to the ev3 Inc. 2005 Incentive Stock Plan of [            ] shares of restricted Stock to [           ], who shall be referred to as “Grantee”.  This Stock Grant is granted effective as of [             ], which shall be referred to as the “Grant Date.”

ev3 INC.

By:
Name:
Title:

TERMS AND CONDITIONS

§ 1.                                                                            Plan and Stock Grant Certificate.  This Stock Grant is subject to all of the terms and conditions set forth in this Stock Grant Certificate and in the Plan. If a determination is made that any term or condition set forth in this Stock Grant Certificate is inconsistent with the Plan, the Plan shall control.  All of the capitalized terms not otherwise defined in this Stock Grant Certificate shall have the same meaning in this Stock Grant Certificate as in the Plan.  A copy of the Plan will be made available to Grantee upon written request to the corporate Secretary of the Company.

§ 2.                                                                            Stockholder Status.  Grantee shall have the right under this Stock Grant to receive cash dividends on all of the shares of Stock subject to this Stock Grant and to vote such shares until Grantee’s right to such shares is forfeited or becomes nonforfeitable.  If Grantee forfeits any shares under § 3, Grantee shall at the same time forfeit Grantee’s right to vote such shares and to receive cash dividends paid with respect to such shares.  Any Stock dividends or other distributions of property made with respect to shares that remain subject to forfeiture under § 3 shall be held by the Company, and Grantee’s rights to receive such dividends or other property shall be forfeited or shall be nonforfeitable at the same time the shares of Stock with respect to which the dividends or other property are attributable are forfeited or become nonforfeitable.  Except for the rights to receive cash dividends and vote the shares of Stock subject to this Stock Grant which are described in this § 2, Grantee shall have no rights as a Stockholder with respect to such shares of Stock until Grantee’s interest in such shares has become nonforfeitable.

§ 3.                                                                            Vesting and Forfeiture.

(a)                                  Vesting.  Subject to § 3(b), Grantee’s interest in the Stock subject to this Stock Grant shall become nonforfeitable as follows:

(1)                                  Grantee’s interest in 25% of the shares of Stock subject to this Stock Grant (rounding down to the nearest whole number of shares of Stock) shall become nonforfeitable only if Grantee continuously provides services to the Company or its Affiliates (whether as an employee or as a consultant) through [              ],

(2)                                  Grantee’s interest in an additional 25% of the shares of Stock subject to this Stock Grant (rounding down to the nearest whole number of shares of Stock) shall become nonforfeitable only if Grantee continuously provides services to the Company or its Affiliates (whether as an employee or as a consultant) through [              ],

(3)                                  Grantee’s interest in an additional 25% of the shares of Stock subject to this Stock Grant (rounding down to the nearest whole number of shares of Stock) shall become nonforfeitable only if Grantee continuously provides services to the Company or its Affiliates (whether as an employee or as a consultant) through [                ], and

(4)                                  Grantee’s interest in the all remaining shares of Stock subject to this Stock Grant shall become nonforfeitable only if Grantee continuously provides services to the Company or its Affiliates (whether as an employee or as a consultant) through [                ].

(b)                                 Forfeiture.  If Grantee’s continuous service relationship (including service as an employee and as a consultant) with the Company  and its Affiliates terminates for any reason whatsoever before his or her interest in all of the shares of Stock subject to this Stock Grant have become nonforfeitable under § 3(a), then he or she shall (except as provided in § 14 of the Plan) forfeit all of the shares of Stock subject to this Stock Grant except those shares in which he or she has (pursuant to § 3(a)) a nonforfeitable interest on the date Grantee’s service relationship with the Company and its Affiliates so terminates.

§ 4.                                                                            Stock Certificates.  The Company shall issue a stock certificate for the shares of Stock subject to this Stock Grant in the name of Grantee upon Grantee’s execution of the irrevocable stock power in favor of the Company attached as Exhibit A.

The Secretary of the Company shall hold such stock certificate representing such shares and any distributions made with respect to such shares (other than ordinary cash dividends) until such time as Grantee’s interest in such shares has become nonforfeitable or has been forfeited.  As soon as practicable after each date as of which Grantee’s interest in any shares becomes nonforfeitable under § 3(a), the Company shall issue to Grantee a stock certificate reflecting the shares in which his or her interest has become nonforfeitable on such date (together with any distributions made with respect to the shares that have been held by the Company).  If shares are forfeited, the shares (together with any distributions made with respect to the shares that have been held by the Company) automatically shall revert back to the Company.

§ 5.                                                                            Nontransferable.  No rights granted under this Stock Grant Certificate shall be transferable by Grantee other than by will or by the laws of descent and distribution.

§ 6.                                                                            Other Laws.  The Company shall have the right to refuse to transfer shares of Stock subject to this Stock Grant to Grantee if the Company acting in its absolute discretion determines that the transfer of such shares might violate any applicable law or regulation.

§ 7.                                                                            No Right to Continue Service.  None of the Plan, this Stock Grant Certificate, or any related material shall give Grantee the right to remain employed by the Company or its Affiliates or to continue in the service of the Company or its Affiliates in any other capacity.

§ 8.                                                                            Governing Law.  The Plan and this Stock Grant Certificate shall be governed by the laws of the State of Delaware.

§ 9.                                                                            Binding Effect.  This Stock Grant Certificate shall be binding upon the Company and Grantee and their respective heirs, executors, administrators and successors.

§ 10.                                                                     Headings and Sections.  The headings contained in this Stock Grant Certificate are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stock Grant Certificate.  All references to sections in this Stock Grant Certificate shall be to sections of this Stock Grant Certificate unless otherwise expressly stated as part of such reference.

Exhibit A

IRREVOCABLE STOCK POWER

As a condition to the issuance to the undersigned of a stock certificate for the [                ] shares of Stock which were granted to the undersigned as a Stock Grant under the ev3 Inc. 2005 Incentive Stock Plan in the Stock Grant Certificate dated [                ], the undersigned hereby executes this Irrevocable Stock Power in order to sell, assign and transfer to ev3 Inc. the shares of Stock subject to such Stock Grant for purposes of effecting any forfeiture called for under § 3(b) of the Stock Grant Certificate and does hereby irrevocably give ev3 Inc. the power (without any further action on the part of the undersigned) to transfer such shares of Stock on its books and records back to ev3 Inc. to effect any such forfeiture.  This Irrevocable Stock Power shall expire automatically with respect to the shares of Stock on the date such shares of Stock are no longer subject to forfeiture under § 3(b) of such Stock Grant Certificate or, if earlier, immediately after such a forfeiture has been effected with respect to such shares of Stock.

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